SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY S&P 500 INDEX FUND
CLASS [ ]SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF
MASSACHUSETTS

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF
BENEFICIAL INTEREST
OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY S&P 500
INDEX FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this ccrtificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY


				Countersigned and Registered:
				FIRST DATA INVESTORS SERVICES
GROUP, INC.
				a subsidiary of First Data
Corporation Transfer Agent
				(Boston, Massachusetts)


BY _________________________
AUTHORIZED SIGNATURE



	The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM    -	as tenants in common		UNIF
GIFT MIN ACT - ...........Custodian...............

	(Cust)                  (Minor)
TEN ENT     -	as tenants by the entireties
	         	        under Uniform Gifts to
Minors

JT TEN	       -	as joint tenants with right

	Act.....................................
                	of survivorship and not as
				(State)
                	tenants in common

		Additional abbreviations may also be used though not in the above list.

	For value received,
________________________________________ hereby sell,
assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE





	PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING POSTAL ZIP CODE OF ASSIGNEE






		Class A Shares
of the beneficial interest represented by the within Certificate, and do hereby irrevocable constitute and appoint


		Attorney
to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated:


							NOTICE:  The
signature to this assignment must
					correspond with the name
as written
	upon the face of the Certificate, in
							every
particular, without alteration or
					enlargement, or any
change whatever.


The Trust is authorized to issue two or more classes of beneficial interest. The Trust will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the beneficial interest of each class which the Trust is authorized to issue and, if the Trust is authorized to issue any preferred or special class in series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.